Long-term debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-term Debt

	December 31, 2016	December 31, 2015
Subordinated debenture notes (a)	$40,463	$38,359
Senior revolving financing (b)	10,553	10,859
Convertible debt (c)	17,286	—
Other bank financing (d)	9,949	12,435
Capital lease obligations (e)	781	794
Balance, end of period	79,032	62,447
Current portion	(48,097)	(8,257)
Long-term portion	$30,935	$54,190

(a)    The subordinated debenture notes are unsecured, mature on September 15, 2017 and bear interest at 9% per annum, payable in cash semi-annually in arrears on March 15 and September 15 of each year during the term. The holders of the Debentures have the option to extend, a maximum of six times, the maturity date for an additional period of six months each time (i.e. if all extensions made, an additional three years) provided that greater than CDN$10,000 of the aggregate principal amount of the Debentures remains outstanding. At the date of these financial statements, the Debenture holders have not elected to extend and have until August 1, 2017 to do so.
(b)     The €10,000 senior revolving financing facility is denominated in Euros and bears interest at the 6-month Euribor plus 2.6% (2.3% as at December 31, 2016). Subsequent to year end on March 24, 2017, the €10,000 financing facility was renewed. The loan bears an interest at the 6-month Euribor plus 3.3% and can increase or decrease by 30 basis points based on an annual leverage ratio calculation. Interest is paid semi-annually. The Company has pledged its interest in EMER S.p.A. as a general guarantee for its senior revolving financing.

(c)    On January 11, 2016, the Company entered into a financing agreement with Cartesian. As part of the agreement, on June 1, 2016, convertible debt was issued in exchange for 9.0% convertible unsecured notes due June 1, 2021, which are convertible into common shares of the Company in whole or in part, at Cartesian's option, at any time following the twelve month anniversary of the closing at a conversion price of $2.17 per share. Interest is payable annually in arrears on December 31 of each year during the term. The convertible debt is held by a related party as Peter Yu, founder and managing partner of Cartesian, became a member of the Board of Directors of the Company in January 2016.

(d)    Other bank financing consists of various secured and unsecured bank financing arrangements that carry rates of interest ranging from 0.75% to 3.9% and have various maturities out to 2022. Security includes a building owned by the Company in the Netherlands and certain accounts receivable in one of our Italian subsidiaries. Approximately $6,700 of this financing is renewable as additional accounts receivables are pledged.

(e)     The Company has capital lease obligations that have terms of three to five years at interest rates ranging from 2.3% to 11.0% (2015 - 3.1%% to 4.9%).

Throughout the entire term of these financing arrangements, the Company is required to meet certain financial and non-financial covenants.  As of December 31, 2016, the Company is in compliance with all covenants under the financing arrangements.

The principal repayment schedule of the long-term debt is as follows for the years ending December 31:

	Subordinated debenture notes	Senior revolving financing	Convertible debt	Other bank financing	Capital lease obligations	Total
2017	$40,463	$739	$—	$6,449	$446	$48,097
2018	—	1,688	—	316	195	2,199
2019	—	1,794	—	316	64	2,174
2020	—	1,900	—	316	46	2,262
2021 and thereafter	—	4,432	17,286	2,552	30	24,300
	$40,463	$10,553	$17,286	$9,949	$781	$79,032